UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

NIKE, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the NIKE, Inc. Annual Meeting of Shareholders to be held on September 17, 2007

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following information is now available at www.investorconnect.com:
***Annual Meeting Notice & Proxy Statement *Proxy (to vote your shares) *Annual Report *Form 10-K**
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 4, 2007 to facilitate timely delivery. You may request a copy of these materials by telephoning 1-800-579-1639, at www.investorconnect.com, or send a blank e-mail to sendmaterial@investorconnect.com and insert in the subject line your 12-digit Control Number which is located on the following page. Requests, instructions, and other inquiries will NOT be forwarded to your investment advisor.

To view this material, have the 12-digit Control number(s) available and visit: **www.investorseconnect.com** or visit **www.nikebiz.com**

To vote now by Internet, go to www.proxyvote.com. You will need your 12-digit Control Number located with the proposals to be voted on at the Annual Meeting.

Directions to the Annual Meeting can be found on the reverse side of this notice. **This notice serves as your admission ticket.**

B A R C O D E

NIKE, INC.
P.O. BOX 43069
PROVIDENCE, RI 02940-3069

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXXX40
3-ATTENTION: XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

1 OF 2
12
15

R1NKN1

P99999-010
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PAGE A (OF DUPLEX A/B)

The Annual Meeting for holders as of July 25, 2007 is to be held on September 17, 2007 at 10:00 A.M., PDT at: Tiger Woods Conference Center One Bowerman Drive Beaverton, Oregon 97005

This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. If you plan on attending the Annual Meeting in person, please bring, in addition to this Admission Ticket, a proper form of identification. If shares are held in the name of a broker, trust, bank, or other nominee, you should bring with you a statement, proxy or a letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For the safety of attendees, all bags, packages, and briefcases are subject to inspection. Your compliance is appreciated.

Directions to the meeting:

From I-5 South of Portland: I-5 North to 217 North. Follow to Hwy 26 West. From I-5 North of Portland: I-5 South to I-405 South. Follow to Hwy 26 West.

From I-84 East of Portland: I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.

Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on Walker Road, then left on Meadow Drive into the NIKE World Headquarters (WHQ). Check in at the Security bunker located at the top of the entry. The Tiger Woods Center is located directly ahead of the Security bunker. For patron drop off only, continue straight ahead to the main entry. To park, turn left from the Security bunker onto Del Hayes Way and enter parking lots on either side of Del Hayes Way. Follow the covered sidewalk to the main entry of the Tiger Woods Center. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE WHQ property.

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

R1NKN2

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be located on the following page(s) and appears in the box to the right of the arrow as in this example. ??0000 0000 0000

P99999-010

Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

12

15

# OF #

PAGE B (OF DUPLEX A/B)

Voting items

The annual meeting of shareholders of NIKE, Inc. will be held on Monday, September 17, 2007 at 10 a.m. at the Tiger Woods Conference Center, One Bowerman Drive, Beaverton, Oregon 97005-6453, for the following purposes:

1. To elect a Board of Directors for the ensuing year.

   Election by Class A:

   Nominees:
   01) John G. Connors
   02) Timothy D. Cook
   03) Ralph D. DeNunzio
   04) Douglas G. Houser
   05) Philip H. Knight
   06) Mark G. Parker
   07) Johnathan A. Rodgers
   08) Orinc C. Smith
   09) John R. Thompson, Jr.

2. To approve the extension of and amendments to the NIKE, Inc. Long-Term Incentive Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

4. To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" proposals 1, 2, and 3.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is July 25, 2007. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com.

B A R C O D E

R1NKN3

CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
P.O. BOX 43069
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
OF

PAGE C (OF DUPLEX C/D)

02 0000000000 999999999999

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

R1NKN4

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
OF

Important Notice Regarding the Availability of Proxy Materials for the NIKE, Inc. Annual Meeting of Shareholders to be held on September 17, 2007

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following information is now available at www.investorconnect.com:

*Annual Meeting Notice & Proxy Statement *Proxy (to vote your shares) *Annual Report *Form 10-K

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 4, 2007 to facilitate timely delivery. You may request a copy of these materials by telephoning 1-800-579-1639, at www.investorconnect.com, or send a blank e-mail to sendmaterial@investorconnect.com and insert in the subject line your 12-digit Control Number which is located on the following page. Requests, instructions, and other inquiries will NOT be forwarded to your investment advisor.

To view this material, have the 12-digit Control number(s) available and visit: www.investorseconnect.com or visit www.nikebiz.com

To vote now by Internet, go to www.proxyvote.com. You will need your 12-digit Control Number located with the proposals to be voted on at the Annual Meeting.

Directions to the Annual Meeting can be found on the reverse side of this notice. This notice serves as your admission ticket.

B A R C O D E

NIKE, INC. P.O. BOX 43069

PROVIDENCE, RI 02940-3069

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40

3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT

5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY

8-11717

1	OF 2

12

15

R1NIK1

P99999-010 12 15

# OF #

PAGE A (OF DUPLEX A/B)

The Annual Meeting for holders as of July 25, 2007 is to be held on September 17, 2007 at 10:00 A.M., PDT at: Tiger Woods Conference Center One Bowerman Drive Beaverton, Oregon 97005

This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. If you plan on attending the Annual Meeting in person, please bring, in addition to this Admission Ticket, a proper form of identification. If shares are held in the name of a broker, trust, bank, or other nominee, you should bring with you a statement, proxy or a letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For the safety of attendees, all bags, packages, and briefcases are subject to inspection. Your compliance is appreciated.

Directions to the meeting:

From I-5 South of Portland: I-5 North to 217 North. Follow to Hwy 26 West. From I-5 North of Portland: I-5 South to I-405 South. Follow to Hwy 26 West.

From I-84 East of Portland: I-84 West to I-5 South to I-405 North. Follow to Hwy 26 West.

Exit Hwy 26 at Murray Blvd, turn left and drive one mile. Turn right on Walker Road, then left on Meadow Drive into the NIKE World Headquarters (WHQ). Check in at the Security bunker located at the top of the entry. The Tiger Woods Center is located directly ahead of the Security bunker. For patron drop off only, continue straight ahead to the main entry. To park, turn left from the Security bunker onto Del Hayes Way and enter parking lots on either side of Del Hayes Way. Follow the covered sidewalk to the main entry of the Tiger Woods Center. Please note that the NIKE Campus is a non-smoking location and smoking is not permitted on NIKE WHQ property.

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

R1NIK2

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be located on the following page(s) and appears in the box to the right of the arrow as in this example. ??0000 0000 0000

P99999-010

Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

12

15

# OF #

PAGE B (OF DUPLEX A/B)

Voting items

The annual meeting of shareholders of NIKE, Inc. will be held on Monday, September 17, 2007 at 10 a.m. at the Tiger Woods Conference Center, One Bowerman Drive, Beaverton, Oregon 97005-6453, for the following purposes:

1. To elect a Board of Directors for the ensuing year.
   Election by Class B:
   Nominees: 01) Jill K. Conway
   02) Alan B. Graf, Jr.
   03) Jeanne P. Jackson

2. To approve the extension of and amendments to the NIKE, Inc. Long-Term Incentive Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

4. To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" proposals 1, 2, and 3.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is July 25, 2007. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com.

B A R C O D E

R1NIK3

CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
P.O. BOX 43069
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
OF

PAGE C (OF DUPLEX C/D)

02 0000000000 999999999999

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

R1NIK4

Acct #XXXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
OF